UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   August 4, 2014 (November 6, 2013)

Commission File Number:   00053238

Cemtrex Inc.
(Exact name of small business issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

30-0399914
(IRS Employer Identification No.)

19 Engineers Lane, Farmingdale, New York 11735
(Address of principal executive offices)

6317569116
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Cemtrex, Inc. (the “Company”) filed with the Securities and Exchange Commission on November 4, 2013 (the “Original Report”) related to the completion of the Company’s acquisition of the privately held ROB Group (ROB), a leader in electronics manufacturing solutions. Founded in 1989, ROB is a full service provider of electronic manufacturing and cable assembly services. Cemtrex will operate the company as a wholly-owned subsidiary known as ROB Cemtrex GmbH.

Item 9.01 Financial Statements and Exhibits

(a)            Financial Statements of Businesses Acquired .   The unaudited financial statements for the year ended December 31, 2012 and the unaudited financial statements for the six months ended June 30, 2013 of each of the businesses acquired are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)            Pro Forma Financial Information .  The unaudited pro forma combined balance sheet as of March 31, 2013 and unaudited pro forma combined statements of operations for the twelve months ended September 30, 2012 and the six months ended March 31, 2013, in each case giving effect to the acquisition of ROB, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)              Exhibits

Exhibit Number	Exhibit Title
99.1	Unaudited Financial Statements listed in Item 9.01(a).
99.2	Unaudited Pro Forma Financial Information listed in Item 9.01(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cemtrex Inc.

Date:   August 5, 2014

By:	/s/ Saagar Govil
Name: Saagar Govil
Title: CEO